UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 31, 2006

Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0- 23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 414-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Payment of 2005 Bonuses

On January 31, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Power Integrations, Inc. (the “Company”), approved the payment of bonuses to the Company’s executive officers for 2005. The 2005 bonuses paid to the Company’s chief executive officer and the four other most highly compensated executive officers for 2005 (the Company’s most recently completed fiscal year) (the “Named Executive Officers”), are as follows:

Balu Balakrishnan, Chief Executive Officer	$215,000
Derek Bell, Vice President, Engineering	$86,000
Bruce Renouard, Vice President, Worldwide Sales	$86,000
John Tomlin, Vice President, Operations	$86,000
Cliff Walker, Vice President, Corporate Development	$86,000

Approval of 2006 Bonus Plan, Salaries and Option Grants

On January 31, 2006, the Compensation Committee (i) approved the terms of the Company’s 2006 officers and directors bonus plan (the “2006 Bonus Plan”) and (ii) established salaries for the Company’s executive officers for 2006.

The 2006 Bonus Plan provides for the payment of cash bonuses based upon the Company’s earnings per share. The amount of the total target bonus for each employee varies based upon the employee’s position and responsibilities. The target bonus that may be paid to each Named Executive Officer under the 2006 Bonus Plan is as follows:

Balu Balakrishnan, Chief Executive Officer	$250,000
Derek Bell, Vice President, Engineering	$100,000
Bruce Renouard, Vice President, Worldwide Sales	$100,000
John Tomlin, Vice President, Operations	$100,000
Cliff Walker, Vice President, Corporate Development	$100,000

On January 31, 2006, the Compensation Committee established the following base salaries for 2006 for the Named Executive Officers:

Balu Balakrishnan, Chief Executive Officer	$365,000
Derek Bell, Vice President, Engineering	$255,000
Bruce Renouard, Vice President, Worldwide Sales	$245,000
John Tomlin, Vice President, Operations	$255,000
Cliff Walker, Vice President, Corporate Development	$240,000

On January 31, 2006, the Compensation Committee approved options to purchase the following number of shares to each of the Named Executive Officers:

Balu Balakrishnan, Chief Executive Officer	Options to purchase 180,000 shares
Derek Bell, Vice President, Engineering	Options to purchase 40,000 shares
Bruce Renouard, Vice President, Worldwide Sales	Options to purchase 40,000 shares
John Tomlin, Vice President, Operations	Options to purchase 40,000 shares
Cliff Walker, Vice President, Corporate Development	Options to purchase 40,000 shares

Each option was granted effective as of February 7, 2006, with an exercise price equal to $26.75, the closing price of the Company’s common stock on the Nasdaq Stock Market on February 7, 2006. Twelve and one half percent (12.5%) of each option vests six months following the option grant date, with the remaining portion of the option vesting monthly in 42 substantially equal installments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2006

Power Integrations, Inc.

	By:	/s/ John M. Cobb
John M. Cobb
Chief Financial Officer